                                                                    Exhibit 77O

                               RIVERSOURCE FUNDS

                            RULE 10f-3 REPORT FORM

                        Record of Securities Purchased
                    Under the Fund's Rule 10f-3 Procedures

                      DUE 5 BUSINESS DAYS AFTER MONTH END
      PROVIDE ELECTRONICALLY VIA EMAIL TO: SUBADVISERCOMPLIANCE@AMPF.COM
                 Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.

FUND NAME (THE "PORTFOLIO"):

[_]RiverSource LaSalle            [_]Threadneedle Asia        [_]Variable Portfolio -      [_]Variable Portfolio -
   Global Real Estate Fund           Pacific Fund                AllianceBernstein            Mondrian International
[_]RiverSource LaSalle            [_]Threadneedle                International Value          Small Cap Fund
   International Real Estate         Emerging Markets            Fund                      [X]Variable Portfolio -
   Fund                              Fund                     [_]Variable Portfolio -         Morgan Stanley Global
[_]RiverSource LaSalle            [_]Threadneedle                American Century             Real Estate Fund
   Monthly Dividend Real             European Equity Fund        Diversified Bond Fund     [_]Variable Portfolio -
   Estate Fund                    [_]Threadneedle Global      [_]Variable Portfolio -         NFJ Dividend Value
[_]RiverSource Partners              Equity Fund                 American Century             Fund
   Fundamental Value Fund         [_]Threadneedle Global         Growth Fund               [_]Variable Portfolio -
[_]RiverSource Partners              Equity Income Fund       [_]Variable Portfolio -         Partners Small Cap
   International Select           [_]Threadneedle Global         Davis New York               Growth Fund
   Growth Fund                       Extended Alpha Fund         Venture Fund              [_]Variable Portfolio -
[_]RiverSource Partners           [_]Threadneedle             [_]Variable Portfolio -         Partners Small Cap
   International Select Value        International               Eaton Vance Floating-        Value Fund
   Fund                              Opportunity Fund            Rate Income Fund          [_]Variable Portfolio -
[_]RiverSource Partners           [_]Threadneedle Variable    [_]Variable Portfolio -         PIMCO Mortgage-
   International Small Cap           Portfolio - Emerging        Goldman Sachs Mid            Backed Securities
   Fund                              Markets Fund                Cap Value Fund               Fund
[_]RiverSource Partners           [_]Threadneedle Variable    [_]Variable Portfolio -      [_]Variable Portfolio -
   Small Cap Value Fund              Portfolio -                 Invesco International        Pyramis(R) International
[_]Seligman International            International               Growth Fund                  Equity Fund
   Growth Portfolio                  Opportunity Fund         [_]Variable Portfolio -      [_]Variable Portfolio -
                                                                 J.P. Morgan Core Bond        UBS Large Cap
                                                                 Fund                         Growth Fund
                                                              [_]Variable Portfolio -      [_]Variable Portfolio -
                                                                 Jennison Mid Cap             Wanger International
                                                                 Growth Fund                  Fund
                                                              [_]Variable Portfolio -      [_]Variable Portfolio -
                                                                 Marsico Growth Fund          Wanger USA Fund
                                                              [_]Variable Portfolio -      [_]Variable Portfolio -
                                                                 MFS Value Fund               Wells Fargo US Short
                                                                                              Duration Government
                                                                                              Fund

1.   Name of Issuer Activia Properties Inc.

2.   Date of Purchase 12/10/2013

3.   Underwriter from whom purchased Daiwa Securities Co.

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Mitsubishi UFJ Morgan Stanley Securities Co.

6. Is a list of the underwriting syndicate's members attached? Yes [X] No [_]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $9,971,963

8.   Aggregate principal amount of offering JPY 33,744,067,500

9.   Purchase price (net of fees and expenses) JPY 782,925

10.  Date offering commenced 12/9/2013

11. Offering price at close of first day on which any sales were made $ JPY 803,000

12.  Commission, spread or profit JPY 25,696

13.  Have the following conditions been satisfied?

     a.  The securities are:                                           Yes  No

              Part of an issue registered under the Securities Act of
              1933 that is being offered to the public;                [_]  [_]

              Eligible Municipal Securities;                           [_]  [_]

              Sold in an Eligible Foreign Offering; or                 [X]  [_]

              Sold in an Eligible Rule 144A offering?                  [_]  [_]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                       Yes  No

     b.  (1)  The securities were purchased prior to the end of the first day on which any sales were made, at a price that
              is not more than the price paid by each other purchaser
              of securities in that offering or in any concurrent
              offering of the securities (except, in the case of an
              Eligible Foreign Offering, for any rights to purchase
              that are required by law to be granted to existing
              security holders of the issuer); OR                      [X]  [_]

         (2)  If the securities to be purchased were offered for
              subscription upon exercise of rights, such securities
              were purchased on or before the fourth day preceding
              the day on which the rights offering terminates?         [_]  [_]

     c.  The underwriting was a firm commitment underwriting?          [X]  [_]

     d.  The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see attachment
         for comparison of spread with comparable recent offerings)?   [X]  [_]

     e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous
         operation for not less than three years?                      [_]  [_]

     f.  (1)  The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased
              by all of the investment companies advised by the
              Adviser did not exceed 25% of the principal amount of
              the offering; OR                                         [X]  [_]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

              (i)   The principal amount of the offering of such
                    class sold by underwriters or members of the
                    selling syndicate to qualified institutional
                    buyers, as defined in Rule 144A(a)(1), plus        [_]  [_]

              (ii)  The principal amount of the offering of such
                    class in any concurrent public offering?           [_]  [_]

     g.  (1)  No affiliated underwriter of the Fund was a direct or
              indirect participant in or beneficiary of the sale; OR   [X]  [_]

                                                                       Yes  No

         (2)  With respect to the purchase of Eligible Municipal
              Securities, such purchase was not designated as a group
              sale or otherwise allocated to the account of an
              affiliated underwriter?                                  [_]  [_]

     h.  Information has or will be timely supplied to the
         appropriate officer of the Fund for inclusion on SEC
         Form N-SAR and quarterly reports to the Directors?            [X]  [_]

   Report completed by:  /s/Stacy Pagan
                         ----------------------------------------
                         (Signature)

          Name:        Stacy Pagan               Title: Compliance Manager
          Phone number: (212) 296-7057           Date:  1/7/2014

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)  Issuer: BP Capital Markets PLC (BPLN 3.994% September 26, 2023)

     (b)  CUSIP: 05565QCJ           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Citigroup Global
     Market

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 1,212,000

7.   Principal amount purchased by the Fund: $1,212,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $4,486,000

9.   Aggregate principal amount of offering: $750,000,000

10.  Purchase price (net of fees and expenses): $100.00

11.  Date offering is due to commence: 9-23-13

12.  Trade Date: 9-23-13

13.  Price at close of the first day on which any sales were made: $100.00

14.  Commission, spread or profit to be received by principal underwriters:
     0.60%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            October 7, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Bank of Montreal (BMO 2.375% January 25, 2019)

     (b)   CUSIP: 06367VHL           (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 1,196,000

7.   Principal amount purchased by the Fund: $1,195,665

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,739,272

9.   Aggregate principal amount of offering: $999,720,000

10.  Purchase price (net of fees and expenses): $99.972

11.  Date offering is due to commence: 9-25-13

12.  Trade Date: 9-25-13

13.  Price at close of the first day on which any sales were made: $99.972

14.  Commission, spread or profit to be received by principal underwriters:
     0.97%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

i.   part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            October 7, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: BHP Billiton Finance (USA) Limited (BHP 2.05% September 30,
     2018)

     (b)   CUSIP: 055451AT           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Barclays Capital
     Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 554,000

7.   Principal amount purchased by the Fund: $553,191

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $11,558,101

9.   Aggregate principal amount of offering: $499,270,000

10.  Purchase price (net of fees and expenses): $99.854

11.  Date offering is due to commence: 9-25-13

12.  Trade Date: 9-25-13

13.  Price at close of the first day on which any sales were made: $99.854

14.  Commission, spread or profit to be received by principal underwriters:
     0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            October 7, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: BHP Billiton Finance (USA) Limited (BHP 5.00% September 30,
     2043)

     (b)   CUSIP: 055451AV           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Barclays Capital
     Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 497,000

7.   Principal amount purchased by the Fund: $496,925

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $23,485,477

9.   Aggregate principal amount of offering: $2,499,625,000

10.  Purchase price (net of fees and expenses): $99.985

11.  Date offering is due to commence: 9-25-13

12.  Trade Date: 9-25-13

13.  Price at close of the first day on which any sales were made: $99.985

14.  Commission, spread or profit to be received by principal underwriters:
     0.78%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            October 7, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Ford Motor Credit Company LLC (F 2.875% October 1, 2018)

     (b)   CUSIP: 345397WL           (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 869,000

7.   Principal amount purchased by the Fund: $868,678

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $22,355,725

9.   Aggregate principal amount of offering: $999,630,000

10.  Purchase price (net of fees and expenses): $99.963

11.  Date offering is due to commence: 9-26-13

12.  Trade Date: 9-26-13

13.  Price at close of the first day on which any sales were made: $99.963

14.  Commission, spread or profit to be received by principal underwriters:
     0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            October 7, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: American Airlines 2013-2 (AMR 4.95% January 15, 2023) 144A

     (b)   CUSIP: 02377UAA           (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 838,000

7.   Principal amount purchased by the Fund: $838,000

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $28,276,000

9.   Aggregate principal amount of offering: $1,408,113,000

10.  Purchase price (net of fees and expenses): $100.00

11.  Date offering is due to commence: 7-24-13

12.  Trade Date: 7-24-13

13.  Price at close of the first day on which any sales were made: $100.00

14.  Commission, spread or profit to be received by principal underwriters:
     1.00%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [X]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            September 12, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Fifth Third Auto Trust 2013-1 A3 (FITAT 2013-1 A3 0.88%
     October 15, 2017)

     (b)   CUSIP: 31679GAC           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Barclays Capital
     Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 2,094,000

7.   Principal amount purchased by the Fund: $2,093,626

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $34,191,896

9.   Aggregate principal amount of offering: $389,000,000

10.  Purchase price (net of fees and expenses): $99.98215

11.  Date offering is due to commence: 8-14-13

12.  Trade Date: 8-14-13

13.  Price at close of the first day on which any sales were made: $99.98215

14.  Commission, spread or profit to be received by principal underwriters:
     0.25%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            September 9, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Magellan Midstream Partners, L.P. (MMP 5.15% October 15,
     2043)

     (b)   CUSIP: 559080AG           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Citigroup Global
     Market

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 438,000

7.   Principal amount purchased by the Fund: $436,073

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $12,175,192

9.   Aggregate principal amount of offering: $300,000,000

10.  Purchase price (net of fees and expenses): $99.56

11.  Date offering is due to commence: 10-3-13

12.  Trade Date: 10-3-13

13.  Price at close of the first day on which any sales were made: $99.56

14.  Commission, spread or profit to be received by principal underwriters:
     0.88%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            November 11, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Sinopec Group Overseas Development (2013) Limited (SINOPE
     4.375% October 17, 2023 144A)

     (b)   CUSIP: 82937VAB           (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Citigroup Global Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 1,362,000

7.   Principal amount purchased by the Fund: $1,352,629

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,931,200

9.   Aggregate principal amount of offering: $1,500,000,000

10.  Purchase price (net of fees and expenses): $99.312

11.  Date offering is due to commence: 10-9-13

12.  Trade Date: 10-9-13

13.  Price at close of the first day on which any sales were made: $99.312

14.  Commission, spread or profit to be received by principal underwriters:
     Information is currently unavailable.

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

i.   part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [X]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            November 11, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Honda Auto Receivables Owner Trust 2013-4 A3 (HAROT 2013-4
     A3 0.62% September 18, 2017)

     (b)   CUSIP: 43814FAC           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: RBS Securities Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 3,437,000

7.   Principal amount purchased by the Fund: $3,436,413

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $32,960,369

9.   Aggregate principal amount of offering: $460,600,000

10.  Purchase price (net of fees and expenses): $99.98292

11.  Date offering is due to commence: 10-23-13

12.  Trade Date: 10-23-13

13.  Price at close of the first day on which any sales were made: $99.98292

14.  Commission, spread or profit to be received by principal underwriters:
     0.23%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            November 11, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Honda Auto Receivables Owner Trust 2013-4 A4 (HAROT 2013-4
     A4 1.29% February 18, 2020)

     (b)   CUSIP: 43814FAD           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: RBS Securities Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 1,400,000

7.   Principal amount purchased by the Fund: $1,399,798

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,079,556

9.   Aggregate principal amount of offering: $149,900,000

10.  Purchase price (net of fees and expenses): $99.98557

11.  Date offering is due to commence: 10-23-13

12.  Trade Date: 10-23-13

13.  Price at close of the first day on which any sales were made: $99.98557

14.  Commission, spread or profit to be received by principal underwriters:
     0.36%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            November 11, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Nissan Auto Lease Trust 2013-B A3(NALT 2013-B A3 0.75%
     June 15, 2016)

     (b)   CUSIP: 65477KAD           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Barclays Capital
     Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 1,221,083

7.   Principal amount purchased by the Fund: $1,221,064

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $8,585,502

9.   Aggregate principal amount of offering: $193,000,000

10.  Purchase price (net of fees and expenses): $99.99846

11.  Date offering is due to commence: 10-22-13

12.  Trade Date: 10-22-13

13.  Price at close of the first day on which any sales were made: $99.99846

14.  Commission, spread or profit to be received by principal underwriters:
     0.26%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            November 11, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Ally Auto Receivables Trust 2013-2 A4 (ALLYA 2013-2 A4
     1.24% November 15, 2018)

     (b)   CUSIP: 02006MAD           (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Deutsche Bank Securities

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.   Par Value purchased by the Fund: 750,000

7.   Principal amount purchased by the Fund: $749,747

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $2,968,999

9.   Aggregate principal amount of offering: $123,480,000

10.  Purchase price (net of fees and expenses): $99.96629

11.  Date offering is due to commence: 10-23-13

12.  Trade Date: 10-23-13

13.  Price at close of the first day on which any sales were made: $99.96629

14.  Commission, spread or profit to be received by principal underwriters:
     0.30%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            November 11, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: BMW Vehicle Owner Trust 2013-A A3 (BMWOT 2013-A A3 0.67%
     November 27, 2017)

     (b)   CUSIP: 05578XAC           (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Credit Suisse Securities

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.   Par Value purchased by the Fund: 1,985,000

7.   Principal amount purchased by the Fund: $1,984,955

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $11,823,734

9.   Aggregate principal amount of offering: $265,000,000

10.  Purchase price (net of fees and expenses): $99.99775

11.  Date offering is due to commence: 10-29-13

12.  Trade Date: 10-29-13

13.  Price at close of the first day on which any sales were made: $99.99775

14.  Commission, spread or profit to be received by principal underwriters:
     0.23%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            November 11, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Diamond Offshore Drilling, Inc. (DO 3.45% November 1, 2023)

     (b)   CUSIP: 25271CAM           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Wells Fargo
     Advisors

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement): See attached.

6.   Par Value purchased by the Fund: 984,000

7.   Principal amount purchased by the Fund: $979,966

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $7,406,508

9.   Aggregate principal amount of offering: $250,000,000

10.  Purchase price (net of fees and expenses): $99.590

11.  Date offering is due to commence: 10-31-13

12.  Trade Date: 10-31-13

13.  Price at close of the first day on which any sales were made: $99.590

14.  Commission, spread or profit to be received by principal underwriters:
     0.65%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            November 11, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Microsoft Corporation (MSFT 3.625% December 15, 2023)

     (b)   CUSIP: 594918AW           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Barclays Capital
     Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 667,000

7.   Principal amount purchased by the Fund: $663,718

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $36,519,436

9.   Aggregate principal amount of offering: $1,492,620,000

10.  Purchase price (net of fees and expenses): $99.508

11.  Date offering is due to commence: 12-3-13

12.  Trade Date: 12-3-13

13.  Price at close of the first day on which any sales were made: $99.508

14.  Commission, spread or profit to be received by principal underwriters:
     0.45%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            January 7, 2014
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: MidAmerican Energy Holdings (MIDAM 3075% November 15, 2023
     144A)

     (b)   CUSIP: 59562VBB           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Barclays Capital
     Inc.

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 976,000

7.   Principal amount purchased by the Fund: $975,268

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,467,894

9.   Aggregate principal amount of offering: $499,625,000

10.  Purchase price (net of fees and expenses): $99.925

11.  Date offering is due to commence: 11-5-13

12.  Trade Date: 11-5-13

13.  Price at close of the first day on which any sales were made: $99.925

14.  Commission, spread or profit to be received by principal underwriters:
     0.55%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [_]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [X]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            December 9, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: KeyCorp (KEY 2.30% December 13, 2018)

     (b)   CUSIP: 49326EEE           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: KeyBanc Capital
     Markets

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 253,000

7.   Principal amount purchased by the Fund: $252,841

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $2,966,000

9.   Aggregate principal amount of offering: $749,527,500

10.  Purchase price (net of fees and expenses): $99.937

11.  Date offering is due to commence: 11-5-13

12.  Trade Date: 11-5-13

13.  Price at close of the first day on which any sales were made: $99.937

14.  Commission, spread or profit to be received by principal underwriters:
     0.35%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

i.   part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            December 9, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: The Mosaic Company (MOS 4.25% November 15, 2033)

     (b)   CUSIP: 61945CAC           (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Morgan Stanley and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 814,000

7.   Principal amount purchased by the Fund: $812,291

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $18,195,000

9.   Aggregate principal amount of offering: $898,110,000

10.  Purchase price (net of fees and expenses): $99.790

11.  Date offering is due to commence: 11-7-13

12.  Trade Date: 11-7-13

13.  Price at close of the first day on which any sales were made: $99.790

14.  Commission, spread or profit to be received by principal underwriters:
     0.65%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                 Cynthia Chau, Vice President
--------------------------------------------     ----------------------------
    Authorized Sub-adviser Representative        Name and Title

J.P. Morgan Investment Management, Inc.          December 9, 2013
--------------------------------------------     ----------------------------
Sub-advisor Firm Name                            Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: The Mosaic Company (MOS 5.45% November 15, 2033)

     (b)   CUSIP: 61945CAD           (c) Class of Securities: Debt

3. Underwriter/Seller from whom securities were purchased: Goldman Sachs and Company

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 836,000

7.   Principal amount purchased by the Fund: $832,873

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $17,136,000

9.   Aggregate principal amount of offering: $498,130,000

10.  Purchase price (net of fees and expenses): $99.626

11.  Date offering is due to commence: 11-7-13

12.  Trade Date: 11-7-13

13.  Price at close of the first day on which any sales were made: $99.626

14.  Commission, spread or profit to be received by principal underwriters:
     0.88%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            December 9, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: J.P. Morgan Core Bond Fund

2.   (a)   Issuer: Duke Realty LP (DRE 3.875% February 15, 2021)

     (b)   CUSIP: 264411AD           (c) Class of Securities: Debt

3.   Underwriter/Seller from whom securities were purchased: Wells Fargo
     Advisors

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. List the underwriting syndicate members. (Please also attach the prospectus or offering statement):

     See attached.

6.   Par Value purchased by the Fund: 521,000

7.   Principal amount purchased by the Fund: $519,682

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $7,927,000

9.   Aggregate principal amount of offering: $249,367,500

10.  Purchase price (net of fees and expenses): $99.747

11.  Date offering is due to commence: 11-25-13

12.  Trade Date: 11-25-13

13.  Price at close of the first day on which any sales were made: $99.747

14.  Commission, spread or profit to be received by principal underwriters:
     0.63%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

PLEASE RETAIN A COPY OF THIS FORM FOR YOUR FILES AND PROVIDE COLUMBIA AMC WITH SIGNED FORM AND BACK-UP (IF APPLICABLE): EMAIL A COPY TO
SUBADVISERCOMPLIANCE@AMPF.COM, OR FAX TO 877.710.4221

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

        Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Cynthia Chau                                   Cynthia Chau, Vice President
--------------------------------------------       ----------------------------
    Authorized Sub-adviser Representative          Name and Title

J.P. Morgan Investment Management, Inc.            December 9, 2013
--------------------------------------------       ----------------------------
Sub-advisor Firm Name                              Date

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY

 RECORD OF SECURITIES PURCHASED PURSUANT TO COLUMBIA FUNDS' RULE 10F-3 POLICY

1.   Fund Name: VP Partners Small Cap Growth Fund

2.   (a)   Issuer: Veeva Systems Inc (VEEV)

     (b)   CUSIP: 922475108           (c) Class of Securities: Common Stock

3.   Underwriter/Seller from whom securities were purchased: Morgan Stanley

4. The affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Wells Fargo Securities

5. List the underwriting syndicate members. (Please also attach prospectus or offering statement): Morgan Stanley, Deutsche, Canaccord, Pacific Crest Securities, Stifel Nicolaus, Wells Fargo

6.   Par Value purchased by the Fund: N/A

7.   Principal amount purchased by the Fund: $3,240.00

8. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $500,000.00

9.   Aggregate principal amount of offering: $260,900,000.00

10.  Purchase price (net of fees and expenses): $20.00

11.  Date offering is due to commence: 10/15/2013

12.  Trade Date: 10/15/2013

13.  Price at close of the first day on which any sales were made: $35.65

14.  Commission, spread or profit to be received by principal underwriters:
     $1.40/share or 7.00%

15. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [_]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [_]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [_]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [_]

                                COLUMBIA FUNDS
    RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS) FOR SUB-ADVISERS ONLY


e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes [X]  No [_]

16.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i.) part of an issue registered under the Securities Act of 1933 that is   [X]
     being offered to the public where:
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                      [_]
..    are issued or guaranteed as to principal or interest by the United
     States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)"Eligible Municipal Securities," meaning securities that are:          [_]
..    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue
     Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
..    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the   [_]
     offering:
..    is part of a public offering conducted under the laws of a foreign country;
..    is subject to regulation by a foreign financial regulatory authority
     (as defined in Section 2(a)(50) of the 1940 Act) in such country;
..    is offered at a fixed price to all purchasers in the offering;
..    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
..    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
     Act") and has filed all material required to be filed pursuant to
     Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
..    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning     [_]
     the offering:
..    is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
..    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
..    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
..    the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

17. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes  [X]  No [_]

/s/ Joe Eberhardy                          Joe Eberhardy, Portfolio Manager
------------------------------------       -----------------------------------
    Authorized Sub-adviser                 Name and Title
    Representative

Wells Capital Management, Inc.             November 7, 2013
------------------------------------       -----------------------------------
Sub-advisor Firm Name                      Date